THE RBB FUND, INC.

Optima Strategic Credit Fund

Founders Class (Ticker: OPTCX)

Investor Class (Ticker: OSCFX)

Supplement dated September 15, 2023

to the Prospectus dated December 31, 2022

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Directors (the “Board”) of The RBB Fund, Inc., of which Optima Strategic Credit Fund (the “Fund) is a series, the Board approved certain changes relating to the Fund, as described below:

1.       Change in Dividend Distribution Schedule

Effective as of October 1, 2023, the Fund will declare and pay dividends from net investment income on a monthly basis (previously, dividends were paid on a quarterly basis). Accordingly, the first paragraph of the Prospectus section entitled “Shareholder Information – Dividends and Distributions” is amended and restated in its entirety as shown below:

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

If you have any questions, please call the Fund at 1-866-239-2026 (toll free).

Investors should retain this supplement for future reference.